SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                     May 6, 2006
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                                 LAM LIANG CORP.
             (Exact name of Registrant as specified in its charter)



               Nevada                000-51427           20-1740044
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  (State or other jurisdiction     (Commission         (IRS Employer
of incorporation or organization)  File number)      Identification No.)


       Suite 328, 369 Rocky Vista Park Drive Calgary, B.C. T3G 5K7, Canada
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (403) 399-2836
              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      Effective May 6, 2006 Lam Liang Corp. (the "Registrant") issued $1,000,000 principal amount of its debentures ("Debentures") to two accredited investors pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D ("Regulation D") and Section 4(2) of the Securities Act. The Debentures are unsecured, bear interest at the rate of 9% per annum, which interest begins to accrue commencing 150 days from issuance, and are for a term of three years. The Debentures are payable in consecutive monthly installments of principal and interest, commencing 150 days from the date of their issuance. The Debentures will become convertible and will automatically convert, as to their outstanding principal amount plus accrued interest, if any, into units ("Units") of the Registrant's securities, following the last to occur of (i) the filing by the Registrant with the Secretary of State of the State of Nevada of an amendment (the "Amendment") to its Articles of Incorporation which, among other things, increases its authorized common stock to 300,000,000 shares, $0.001 par value per share ("Common Stock"), (ii) the declaration and distribution by the Registrant of a 30 for 1 stock split in the form of a stock dividend (the "Stock Split"), and (iii) the closing of the PPO, as defined below. Each Unit will consist of one share, on a post-Stock Split basis, of the Registrant's common stock, $0.001 par value per share ("Common Stock") and one common stock purchase warrant ("Warrants"). Each Warrant will be exercisable for two years commencing October 1, 2006 and will entitle its holder to purchase one share of Common Stock at $3.00 per share. The Registrant anticipates that it will conduct a private placement of up to $10,000,000 (the "PPO") of its Units pursuant to Regulation D within 60-90 days following the date of this Report. In addition, the Debentures will become convertible, at the option of the holder, at any time from and after October 1, 2006. The Debentures will convert into Units at a conversion price of $1.00 per Unit, equal to the anticipated price per Unit in the PPO.

      If the Registrant defaults under the Debentures, the full principal amount of the Debentures, together with interest, will, at the holder's option, become immediately due and payable in cash. In addition, commencing five days after the occurrence of any default that results in the eventual acceleration of the Debenture, the interest rate will increase to 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law.

      The proceeds derived from the issuance of the Debentures, net of expenses, were deposited into a special account. The Registrant intends to have the proceeds derived from the PPO deposited in this account as well. The Registrant intends to use these funds primarily to acquire assets in the heavy oil sector of the oil and gas exploration and development industry. A portion of the funds will also be used to for general corporate purposes, including the salary of the Registrant's new Chief Executive Officer, as discussed in Item 5.02 of this Report.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

      (b) Effective May 6, 2006, Dr. Anchana Chayawatana, Prapaipan Chayawatana and Anongnat Chansangachom resigned from their positions as directors of the Registrant. These resignations did not result from any disagreements between the Former directors and the Registrant.

      (c) As set out in a Schedule 14f-1 that the Registrant filed with the Securities and Exchange Commission on April 24, 2006, Bruno Mosimann and Darren
R. Stevenson became directors of the Registrant on May 6, 2006.

      DARREN R. STEVENSON, 34, is an oil and gas management executive with a background in corporate mergers and acquisitions, chemical engineering and technology transfer and business creation. Mr. Stevenson was a senior executive at Royal Dutch Shell PLC's consultancy business, Shell Global Solutions, where he was awarded the Shell Rainmaker award given for significant achievements. He was also given membership to the Shell President's Club. Over the past 15 years has held a variety of technical and commercial roles in the oil and gas industry including reservoir and process engineering, refinery operations and some entrepreneurial pursuits in technology transfer for fuel cells, software development and aviation. He has also worked for companies such as Syncrude Canada, Shell Canada and the University of British Columbia Industry Liaison Office. Mr. Stevenson joined Shell Global Solutions in 2002, and he is currently the President, CEO and a director of Bighorn Petroleum Ltd.

      BRUNO MOSIMANN, 62, is an investment manager, resident in Switzerland. He has been the president and managing director of Romofin AG, a firm that supplies cash management advise to its customers, for nearly twenty years. Mr. Mosimann's other management and directorial experience includes serving as a vice-president of DRC Resources Corp. starting in September 2000, a director or Relay Mines Ltd. starting in February 2001, and a director of U-Twin Holdings Inc. starting in November 2002.

      Neither Mr. Stevenson nor Mr. Mosimann is related to any of the other directors or officers of the Registrant. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is a party, in which Messrs. Stevenson or Mosimann had or is to have a direct or indirect material interest.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:


EXHIBIT NO.  EXHIBIT DESCRIPTION

-----------  -------------------
    10.1     Securities Purchase Agreement between the Registrant and the Buyers
    10.2     $500,000 Debenture to Maria Pedrosa
    10.3     $500,000 Debenture to Gregg Layton

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Lam Liang Corp.


Date: May 10, 2006                           By:     /s/ Darren R. Stevenson
                                                     ---------------------------
                                                         Darren R. Stevenson
                                                         Chief Executive Officer